UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 MADISON AVENUE, 38th Floor

NEW YORK, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 328-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2024, Medallion Financial Corp. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”). As of April 12, 2024, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 23,377,564 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. 16,035,221 shares of common stock, or 68.59% of the common stock outstanding on the Record Date, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2024, and (ii) the final certified results of the voting reported by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting.

Proposal 1 – Election of Class I Directors

Shareholders elected each of the Company’s nominees, and did not elect any nominees of Stephen Hodges of ZimCal Asset Management, LLC, to serve as Class I Directors, each for a term expiring at the 2027 Annual Meeting of Shareholders of the Company, by the following votes:

	VOTES FOR	VOTES WITHHELD
COMPANY NOMINEES
Robert M. Meyer	12,378,553	3,585,845
David L. Rudnick	12,387,339	3,577,602

STEPHEN HODGES NOMINEES
Judd Deppisch	3,487,856	12,454,195
Stephen Hodges	3,524,660	12,418,004

Proposal 2 – Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved a non-binding advisory resolution to approve the 2023 compensation of the Company’s named executive officers, as described in the Company’s proxy statement, by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
11,762,745	4,120,011	152,465

Proposal 3 – Non-Binding Advisory Vote on the Frequency of Conducting Future Advisory Votes to Approve Named Executive Officer Compensation

Shareholders approved “every year” on the non-binding advisory vote on the frequency of conducting future advisory votes to approve named executive officer compensation by the following votes:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	VOTES ABSTAINED
14,969,423	214,080	268,042	583,675

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2024

MEDALLION FINANCIAL CORP.

By:	/s/ Anthony N. Cutrone
Name: Anthony N. Cutrone
Title: Chief Financial Officer